Exhibit 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of May 23, 2017 by and among QUAKER CHEMICAL CORPORATION, a Pennsylvania corporation (the “Company”), certain Subsidiaries of the Company party hereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, Bank of America, N.A., as administrative agent, and the lenders from time to time party thereto have entered into that certain Amended and Restated Credit Agreement dated as of June 14, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; all capitalized terms not otherwise defined herein shall have the meaning given thereto in the Credit Agreement);

WHEREAS, the Borrowers have requested that the Administrative Agent and each of the Lenders agree to certain amendments to the Credit Agreement as set forth herein, and the Administrative Agent and each of the Lenders, subject to the terms and conditions contained herein, are willing to effect such amendment and modification on the terms and conditions contained in this Amendment; and

WHEREAS, the Borrowers are willing to execute and deliver this Amendment;

NOW, THEREFORE, in consideration of the premises and the terms hereof, the parties hereto agree as follows:

1.     Amendment to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)       Section 1.01 of the Credit Agreement is amended by adding the following defined terms in their respective proper alphabetical order:

““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”

““Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

““EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.”

““EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.”

““EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”

““EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.”

““Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(b)       The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety such that after giving effect to this Amendment, such definitions shall read as follow:

““Defaulting Lender” means, subject to Section 2.17(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Company, the Administrative Agent, the L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Company, to confirm in writing to the Administrative Agent and the Company that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Company), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Company, the L/C Issuer, the Swing Line Lender and each other Lender promptly following such determination.”

““Maturity Date” means June 14, 2019; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.”

(c)       The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended by (1) replacing references to “Reuters” therein with references to “Bloomberg” in lieu thereof and (2) by adding the following proviso to the end of such definition:

“provided and if the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement (including the calculation of the Base Rate in accordance with clause (b) above and the definition thereof).”

(d)       The following new Section 5.21 is added to the Credit Agreement:

“5.21 EEA Financial Institutions. No Loan Party is an EEA Financial Institution.”

(e)       Section 2.17(a)(iv) of the Credit Agreement is amended by deleting the last sentence of each such subsection and replacing such sentence in each such subsection with the following: “Subject to Section 10.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.”

(f)       The following new Section 10.21 is added to the Credit Agreement:

“10.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an EEA Financial Institution; and

(b)               the effects of any Bail-In Action on any such liability, including, if applicable:

(i)                 a reduction in full or in part or cancellation of any such liability;

(ii)               a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)             the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

2.       Effectiveness; Conditions Precedent.

The effectiveness of this Amendment and the amendments to the Credit Agreement provided in Section 1 hereof are subject to the satisfaction of the following conditions precedent:

(a)       The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrowers, the Administrative Agent and each of the Lenders, which counterparts may be delivered by telefacsimile or other electronic means (including .pdf), but such delivery will be promptly followed by the delivery of original signature pages by each Person party hereto unless waived by the Administrative Agent; and

(b)       All fees and expenses payable to the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent to the extent due and payable under Section 10.04(a) of the Credit Agreement) estimated to date and for which invoices have been presented a reasonable period of time prior to the effectiveness hereof shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.       Representations and Warranties.

In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)               The representations and warranties made by such Borrower in Article V of the Credit Agreement are, in each case, true and correct in all material respects on and as of the date hereof, except that (i) to the extent that such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (ii) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b)               This Amendment has been duly authorized, executed and delivered by such Borrower, and constitutes a legal, valid and binding obligation of such Borrower, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(c)               Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.       Entire Agreement. This Amendment is a Loan Document. This Amendment, together with all the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

5.       Full Force and Effect of Credit Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms.

6.       Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

7.       Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

8.       References; Interpretation. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby. The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment.

9.       Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Borrower, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

10.       No Novation; Reaffirmation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder. Each Borrower hereby (i) affirms and confirms each of the Loan Documents to which it is a party and its joint and several Obligations thereunder, (ii) affirms that it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and (iii) agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document shall continue to be in full force and effect.

11.       Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

12.       FATCA. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of the Amendment, each Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Remainder of page is intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties have duly executed this Amendment on the day and year first written above.

BORROWERS:

QUAKER CHEMICAL CORPORATION
(a Pennsylvania corporation)

By:	/s/ Mary Dean Hall
	Name:	Mary Dean Hall
	Title:	VP, CFO & Treasurer

By:	/s/ Robert T. Traub
	Name:	Robert T. Traub
	Title:	VP & General Counsel

QUAKER CHEMICAL CORPORATION
(a Delaware corporation)

By:	/s/ Mary Dean Hall
	Name:	Mary Dean Hall
	Title:	President

EPMAR CORPORATION

By:	/s/ Mary Dean Hall
	Name:	Mary Dean Hall
	Title:	Treasurer & CFO

QUAKER CHEMICAL B.V.

By:	/s/ Mary Dean Hall
	Name:	Mary Dean Hall
	Title:	Supervisory Director

QUAKER CHEMICAL EUROPE B.V.

By:	/s/ D. Jeffry Benoliel
	Name:	D. Jeffry Benoliel
	Title:	Supervisory Director

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

bank of america, n.a., as Administrative Agent

By:	/s/ Angela Larkin
Name:	Angela Larkin
Title:	Assistant Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

bank of america, n.a., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Kevin Dobosz
Name:	Kevin Dobosz
Title:	Senior Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

Citizens bank of pennsylvania

By:	/s/ Hassan Shakeel
Name:	Hassan Shakeel
Title:	Assistant Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Daniel V. Borelli
Name:	Daniel V. Borelli
Title:	Senior Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

HSBC BANK USA, National association

By:	/s/ Carol Castle 21491
Name:	Carol Castle
Title:	Global Relationship Manager

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

WELLS FARGO bank, N.A.

By:	/s/ Kimberly Langton
Name:	Kimberly Langton
Title:	Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

SANTANDER BANK, N.A.

By:	/s/ Nancy S. Krewson
Name:	Nancy S. Krewson
Title:	Senior Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Anthony Galea
Name:	Anthony Galea
Title:	Executive Director

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page